Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Geoffrey Lawrence, Chief Financial Officer of Players Network, a Nevada corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The quarterly report on Form 10-Q of Players Network. (the “Registrant”) for the quarter ended March 31, 2018 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 21, 2018

/s/ Geoffrey Lawrence
By:	Geoffrey Lawrence, Chief Financial Officer
(Principal Financial Officer)